CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, Michael Grealy, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    JANUARY 5, 2009                             /S/ MICHAEL GREALY
     ----------------------                 ------------------------------------
                                            Michael Grealy, President
                                            (principal executive officer)


I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    JANUARY 8, 2009                             /S/ LELIA LONG
     ----------------------                 ------------------------------------
                                            Lelia Long, Treasurer
                                            (principal financial officer)